Exhibit 10.3

EIGHTH AMENDMENT TO
AMENDED AND RESTATED LEASE AGREEMENT NO. 4

THIS EIGHTH AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT NO. 4 (this “Amendment”) is made and entered into as of September 28, 2017 by and between HPT TA PROPERTIES TRUST, a Maryland real estate investment trust, and HPT TA PROPERTIES LLC, a Maryland limited liability company, as landlord (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant are parties to that certain Amended and Restated Lease Agreement No. 4, dated as of June 9, 2015, as amended by that certain First Amendment to Amended and Restated Lease Agreement No. 4, dated as of June 16, 2015, that certain Second Amendment to Amended and Restated Lease Agreement No. 4, dated as of June 23, 2015, that certain Third Amendment to Amended and Restated Lease Agreement No. 4, dated as of September 23, 2015, that certain Fourth Amendment to Amended and Restated Lease Agreement No. 4, dated as of March 31, 2016, that certain Fifth Amendment to Amended and Restated Lease Agreement No. 4, dated as of June 22, 2016, that certain Sixth Amendment to Amended and Restated Lease Agreement No. 4, dated as of September 14, 2016, and that certain Seventh Amendment to Amended and Restated Lease Agreement No. 4, dated as of May 3, 2017 (as so amended, the “Lease”);

WHEREAS, pursuant to the Lease, HPT TA Properties Trust leases to Tenant its leasehold interest in that certain property located at the southwest corner of I-40 and Cemetery Road in Sayre, Oklahoma and described on Exhibit A-26 to the Lease (the “Sayre Leased Property”);

WHEREAS, as of the date of this Amendment, HPT TA Properties Trust has acquired the fee interest in the Sayre Leased Property from a third party, such that its leasehold interest in the Sayre Leased Property has been merged with and into its fee title;

WHEREAS, as of the date of this Amendment, HPT TA Properties Trust has acquired vacant land located adjacent to the Sayre Leased Property (the “Sayre Additional Property”) and Landlord and Tenant desire to amend the Lease to include such vacant land as part of the Sayre Leased Property;

WHEREAS, Landlord and Tenant desire to amend the Lease to reflect HPT TA Properties Trust’s acquisition of the fee interest in the Sayre Leased Property and its acquisition of the Sayre Additional Property;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, as of the date of this Amendment, as follows:

1.                                      Capitalized Terms.  Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Lease.

2.                                      Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.68 of the Lease is hereby deleted in its entirety and replaced with the following:

“Minimum Rent” shall mean Fifty One Million Eight Hundred Nineteen Thousand Four Hundred Dollars and Forty Two Cents ($51,819,400.42), subject to adjustment as provided in Section 3.1.1(b).

3.                                      Exhibit A.  Exhibit A to the Lease is hereby amended by deleting Exhibit A-26 therefrom in its entirety and replacing it with Exhibit A-26 attached to this Amendment.

4.                                      Ratification.  As amended hereby, the Lease is hereby ratified and confirmed and all other terms remain in full force and effect.

5.                                      Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first above written.

LANDLORD:

HPT TA PROPERTIES TRUST

By:	/s/ Mark L. Kleifges
Mark L. Kleifges
Treasurer and Chief Financial Officer

HPT TA PROPERTIES LLC

By:	/s/ Mark L. Kleifges
Mark L. Kleifges
Treasurer and Chief Financial Officer

TENANT:

TA OPERATING LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

[Signature Page to Eighth Amendment to Amended and Restated Lease Agreement No. 4]

Reference is made to that certain Guaranty Agreement, dated as of June 9, 2015, given by TRAVELCENTERS OF AMERICA LLC and TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, each a Delaware limited liability company (collectively, “Guarantors”), to Landlord with respect to Tenant’s obligations under the Lease (the “Guaranty”).  Guarantors hereby confirm that all references in such Guaranty to the word “Lease” shall mean the Lease, as defined therein, as amended by this Amendment (and any prior amendments referenced in this Amendment), and said Guarantors hereby reaffirm the Guaranty.

TRAVELCENTERS OF AMERICA LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

EXHIBIT A-26

P.O. Box 171, Sayre, OK 73662

(See attached copy.)

Tract 1 (Sayre Leased Property)

A tract of land being part of the Southeast Quarter (SE/4) of Section Fourteen (14) and a part of the Northeast Quarter (NE/4) of Section Twenty-three (23), Township Ten (10) North, Range Twenty-three (23) West of the Indian Base and Meridian, Beckham County, State of Oklahoma, according to the U.S. Government Survey thereof, being more particularly described by metes and bounds as follows:

Beginning at a point on the East line and 67.47 feet South of the Northeast Corner of said Northeast Quarter (NE/4) of Section Twenty-three (23); thence South 01°05’45” West along the East line of said Section Twenty-three (23), a distance of 263.16 feet; thence North 88°50’23” West, a distance of 572.43 feet; thence South 26° 26’57” West, a distance of 550.47 feet; thence North 89°08’58” West, a distance of 726.58 feet to the Easterly Right-of-Way Line of Interstate 40; thence North 35°42’52” East along the Easterly Right-of-Way Line of Interstate 40, a distance of 440.95 feet; thence on a curve to the right having a radius of 5504.58 feet, with a delta angle of 01°47’49” and an arc length of 172.64 feet; thence South 88°29’25” East, a distance of 350.74 feet; thence North 26°26’57” East, a distance of 361.62 feet to the North Line of the Northeast Quarter (NE/4) of Section Twenty-three (23); thence continuing North 26°26’57” East a distance of 10.19 feet into the Southeast Quarter (SE/4) of Section Fourteen (14), Township Ten (10) North, Range Twenty-three (23) West of the Indian Base and Meridian, Beckham County, Oklahoma; thence North 49°06’54” West, a distance of 181.89 feet to the Southeasterly Right-of-Way Line of Interstate 40; thence on a curve to the right having a radius of 5504.58 feet, with a delta angle of 02°02’51” and an arc length of 196.71 feet along the Southeasterly Right-of-Way Line of Interstate 40; thence North 59°31’32” East, along the Southeasterly Right-of-Way Line of Interstate 40, a distance of 341.66 feet; thence North 71°37’53” East along the Southeasterly Right-of-Way Line of Interstate 40, a distance of 290.10 feet; thence South 67°16’41” East along the Southerly Right-of-Way Line of Interstate 40, a distance of 50.46 feet; thence South 05°06’41” East, along the Westerly Right-of-Way Line of Interstate 40, a distance of 191.05 feet; thence South 00°53’45” West along the Westerly Right-of-Way Line of Interstate 40, a distance of 332.57 feet; thence South 09°00’58” East along the Westerly Right-of-Way Line of Interstate 40, a distance of 68.34 feet to the South Line of the Southeast Quarter (SE/4) of said Section Fourteen (14); thence South 88°54’15” East a distance of 33.00 feet to the Point of Beginning.

Tract 2 (Sayre Additional Property)

A tract of land lying in part of the Northeast Quarter (NE/4) of Section Twenty-three (23), Township Ten (10) North, Range Twenty-three (23) West of the Indian Meridian, Beckham County, Oklahoma, said tract being more particularly described by metes and bounds as follows:

Beginning at a point on the East line of said Section 23, said point being 330.63 feet South of the Northeast corner of the Northeast Quarter (NE/4) of said Section 23; thence South 01°05’45” West along the East line of said Section 23 a distance of 493.35 feet; thence North 89°08’58” West parallel with the North line of said Section 23 a distance of 808.15 feet; thence North 26°26’57” East a distance of 550.47 feet; thence South 88°50’23” East a distance of 572.43 feet to the Point of Beginning.

Tract 3 (Sayre Additional Property)

A tract of land being part of the Southeast Quarter (SE/4) of Section Fourteen (14) and a part of the Northeast Quarter (NE/4) of Section Twenty-three (23), Township Ten (10) North, Range Twenty-three (23) West of the Indian Meridian, Beckham County, Oklahoma, according to the U.S. Government Survey thereof, and lying adjacent to and South and East of the present Easterly Right-of-Way line of Interstate Highway No. 40, said tract being more particularly described by metes and bounds as follows:

Commencing at the Northeast corner of the Northeast Quarter (NE/4) of said Section 23; thence North 89°08’58” West along the North line of said Section 23 a distance of 678.35 feet to the Point of Beginning; thence South 26° 26’57” West a distance of 361.62 feet; thence North 88°29’25” West a distance of 350.74 feet to a point on the present Easterly Right-of-Way line of Interstate Highway No. 40; thence Northeasterly along said right-of-way line on a curve to the right (the chord of which bears North 39°39’48” East, a chord length of 413.36 feet), having a radius of 5504.58 feet, on an arc length of 413.46 feet to a point on the North line of said Section 23; thence continuing Northeasterly along said right-of-way line on a curve to the right, (the chord of which bears North 42° 41’48” East, a chord length of 169.40 feet), having a radius of 5504.58 feet, an arc length of 169.41 feet; thence South 49°06°54” East a distance of 181.89 feet; thence South 26°26’57” West a distance of 10.19 feet to the Point of Beginning.

Said Tracts 1, 2 and 3, when combined, form the following surveyed legal description:

A tract of land lying in a part of the Southeast Quarter (SE/4) of Section Fourteen (14), and a part of the Northeast Quarter (NE/4) of Section Twenty-Three (23), all of which being in Township Ten (10) North, Range Twenty-three (23) West of the Indian Meridian, Beckham County, Oklahoma, and lying South and East of the present Interstate Highway No. 40,  said tract being more particularly described by metes and bounds as follows:

COMMENCING at the northeast corner of the Northeast Quarter of said Northeast Quarter (NE/4) of Section (23);

THENCE South 01°05’45” West along the east line of said Northeast Quarter, a distance of 67.47 feet to the POINT OF BEGINNING;

THENCE continuing South 01°05’45” West along the east line of said Northeast Quarter, a distance of 756.51 feet;

THENCE North 89°08’58” West, a distance of 1534.73 feet to a point on the present easterly right-of-way line of Interstate Highway No. 40;

THENCE Northeasterly along said present easterly right-of-way line of Interstate Highway No. 40 the following five (5) courses:

1. North 35°42’52” East a distance of 440.95 feet;

2. Northeasterly along a curve to the right having a  radius of 5,504.58 feet (said curve subtended by a chord which bears North 40°40’13” East a distance of 951.00 feet) for an arc distance of 952.19 feet;

3. North 59°31’32” East a distance of 341.66 feet;

4. North 71°37’53” East a distance of 290.10 feet;

5. South 67°16’41” East a distance of 50.46 feet;

Thence South 05°06’41” East a distance of 191.05 feet to a point 45.00 feet west of the east line of the Southeast Quarter of said Section Fourteen (14);

THENCE South 00°53’45” West, 45.00 feet west of and parallel with the east line of said Southeast Quarter, a distance of 332.57 feet;

THENCE South 09°00’58” East a distance of 68.34 feet to a point 33.00 feet west of the east line of the Northeast Quarter of said Section Twenty-three (23);

THENCE South 88°54’15” East, perpendicular to said east line, a distance of 33.00 feet to the POINT OF BEGINNING.